UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 21, 2025, Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it will be presenting at the Planet MicroCap Showcase: VEGAS 2025 in partnership with MicroCapClub on Wednesday, April 23, 2025, at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). Dr. Anatoly Dritschilo, M.D., our Chairman of the Board of Directors and Chief Scientific Officer, will be hosting the presentation and answering questions at the conclusion.

Dr. Dritschilo’s presentation will focus on providing an overview and update on the Company’s ongoing Phase 2 trial of Ropidoxuridine and RT for treatment of patients with glioblastoma as well as advancements being made in the Company’s Shuttle Diagnostics subsidiary which aims to develop pretreatment diagnostic blood tests and imaging agents for prostate cancer patients.

A copy of the press release is attached hereto as Exhibit 99.1 and furnished herewith.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to statements concerning future results, strategy and plans of the Company (including certain statements which may be identified by the use of the words “plans,” “expects,” “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates,” “does not anticipate” or “believes,” or variations of such words and phrases, or state that certain actions, events or results “may,” “could,” “would,” “might,” “projects,” “will,” “will be taken,” “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission, or the SEC. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

Dated:	April 21, 2025

		By:	/s/ Christopher Cooper
		Name:	Christopher Cooper
		Title:	Interim Chief Executive Officer

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